UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2019

AQUA AMERICA, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	001-06659 (Commission File Number)	23-1702594 (I.R.S. Employer Identification No.)

762 West Lancaster Avenue Bryn Mawr, Pennsylvania (Address of Principal Executive Offices)	19010-3489 (Zip Code)

Registrant’s telephone number, including area code (610) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On April 24, 2019, Aqua America, Inc. (the “Company”) priced an offering (the “Offering”) of (i) $400,000,000 3.566% Senior Notes due 2029 (the “2029 Notes”) and (ii) $500,000,000 4.276% Senior Notes due 2049 (the “2049 Notes” and, together with the 2029 Notes, the “Notes”). In connection with the Offering, the Company entered into an underwriting agreement, dated April 24, 2019 (the “Underwriting Agreement”), with RBC Capital Markets, LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report and incorporated herein by reference.

The Offering closed on April 26, 2019. The Notes were issued and sold in a registered public offering pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-223306), including a prospectus supplement dated April 24, 2019 to the prospectus contained therein dated February 28, 2018, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Indenture

The Notes were issued pursuant to the indenture, dated as of April 23, 2019 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of April 23, 2019 (the “First Supplemental Indenture”), and the Third Supplemental Indenture, dated as of April 26, 2019 (the “Third Supplemental Indenture” and, together with the Base Indenture and First Supplemental Indenture, the “Indenture”), each between the Company and U.S. Bank N.A., as trustee. The 2029 Notes will bear interest at a rate of 3.566% per annum and the 2049 Notes will bear interest at a rate of 4.276% per annum. Interest on the 2029 Notes will be payable semi-annually on May 1 and November 1 of each year, commencing on November 1, 2019. Interest on the 2049 Notes will be payable semi-annually on May 1 and November 1 of each year, commencing on November 1, 2019. The 2029 Notes will mature on May 1, 2029 and the 2049 Notes will mature on May 1, 2049.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of any series of Notes then outstanding may declare the unpaid principal of such series of Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Notes together with any accrued and unpaid interest thereon will become due and payable.

If (i) the closing of the previously announced acquisition by the Company of LDC Funding LLC (the “Acquisition”) has not been consummated on or prior to April 22, 2020, (ii) on or prior to April 22, 2020 and prior to the consummation of the Acquisition, the Acquisition agreement is terminated or (iii) prior to the consummation of the Acquisition, the Company otherwise publicly announces that the Acquisition will not be consummated, then the Company will be required to redeem all outstanding Notes on a special mandatory redemption date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon, if any, to, but excluding, the special mandatory redemption date.

Upon at least 10 but no more than 60 days’ notice to holders of any series of Notes, the Company may redeem such series of Notes for cash in whole, at any time, or in part, from time to time, prior to maturity, at redemption prices that include a make-whole premium, plus accrued and unpaid interest, in each case as specified in the Indenture. However, no make-whole premium will be included in the redemption prices for any redemptions of (i) the 2029 Notes on or after February 1, 2029 and (ii) the 2049 Notes on or after November 1, 2048.

The descriptions of the Indenture and the Notes contained herein are qualified in their entirety by reference to the Base Indenture, the First Supplemental Indenture and the Third Supplemental Indenture (including the forms of global notes for the Notes) filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report and are incorporated herein by reference as though each were fully set forth herein.

Forward-Looking Statements

This Current Report on Form 8-K and its exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others: the anticipated use of proceeds from offerings made by the Company in whole or in part to fund the Acquisition. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the ability to price and to satisfy customary closing conditions with respect to the offerings, prevailing market conditions, and the impact of general economic, industry or political conditions in the United States or internationally. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including: general economic business conditions; changes in regulations or regulatory treatment, including a change in federal tax policy; availability and access to capital; the cost of capital; disruptions in the credit markets; the ability of the Company to successfully close and integrate the Acquisition; and other factors discussed in the Company’s Annual Report on Form 10-K, which was filed with the SEC on February 26, 2019 and the Company’s Current Report on Form 8-K/A, which was filed with the SEC on April 15, 2019. For more information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s annual, quarterly and other SEC filings. The Company is not under any obligation - and expressly disclaims any such obligation - to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
1.1	Underwriting Agreement, dated April 24, 2019, among Aqua America, Inc. and RBC Capital Markets, LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named in Schedule I thereto.
4.1	Indenture, dated as of April 23, 2019, between Aqua America, Inc. and U.S. Bank N.A., as trustee (previously filed as Exhibit 4.1 to the Company’s current report on Form 8-K filed April 23, 2019).
4.2	First Supplemental Indenture, dated as of April 23, 2019, between Aqua America, Inc. and U.S. Bank N.A., as trustee (previously filed as Exhibit 4.2 to the Company’s current report on Form 8-K filed April 23, 2019).
4.3	Third Supplemental Indenture, dated as of April 26, 2019, between Aqua America, Inc. and U.S. Bank N.A., as trustee.
4.4	Form of Global Note for the 2029 Notes (included in Exhibit 4.3).
4.5	Form of Global Note for the 2049 Notes (included in Exhibit 4.3).
5.1	Opinion of Simpson Thacher & Bartlett LLP.
5.2	Opinion of Ballard Spahr LLP.
23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).
23.2	Consent of Ballard Spahr LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.

Date: April 26, 2019	By: /s/ Christopher P. Luning Name: Christopher P. Luning Title: Executive Vice President, General Counsel, and Secretary